SECURITIES AND EXGHANGE COMMISSION
                              WASHINGTON, DC 20549
                          ----------------------------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------


       DATE OF REPORT (date of earliest event reported): November 3, 1997

                          ----------------------------


                              THINK NEW IDEAS, INC.
             (Exact name of registrant as specified in its charter)

                          ----------------------------

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

                  DELAWARE                                 000-21775                        95-4578104
(State or other jurisdiction of incorporation)     (Commission File Number)       (I.R.S. Employer Identification No.)
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            45 WEST 36TH STREET, 12TH FLOOR, NEW YORK, NEW YORK 10018
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 629-6800

                          ----------------------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective as of November 3, 1997, THINK New Ideas, Inc. (the "Company") acquired all of the issued and outstanding shares of capital stock of BBG New Media, Inc. ("BBG"), a Massachusetts corporation engaged in the business of producing new media and interactive business solutions via the Internet, Intranet, online computer presentations, CD-rom and kiosks, pursuant to the terms of the Agreement and Plan of Merger, dated November 3, 1997 (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.01 and is incorporated herein by reference.

         In exchange for the Company's acquisition of all of the capital stock of BBG, the Company: (a) issued an aggregate of 303,334 shares of the Company's common stock, par value $.001 per share (the "Common Stock"); (b) paid $175,000 in cash to the former stockholders of BBG at the closing; and (c) repaid an aggregate of approximately $550,000 in outstanding debt of BBG. The Company has agreed to issue additional shares of Common Stock based upon BBG's sales over a two year period and has agreed to repay over time (twelve months) an additional $150,000 in outstanding debt of BBG. The amount and nature of the consideration paid in connection with the transactions reported herein were the result of arm's length negotiation between the parties. No material relationships between the Company and BBG or any of the Company's or BBG's affiliates, any directors or officers of the Company or BBG or any associate of any such director or officer existed prior to the occurrence or consummation of the transactions reported herein.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable.

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



ITEM.7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)       FINANCIAL STATEMENTS.

         It is impracticable at this time for the Company to provide the required financial statements for BBG. Pursuant to General Instruction No. 6 to Form 8-K, such financial statements will be filed as soon as available, but in no event later than 60 days after November 18, 1997, the date by which this Current Report on Form 8-K must and shall have been filed.

         (c)               EXHIBITS.

         Exhibit 2.01 Agreement and Plan of Merger, dated as of November 3, 1997, by and among THINK New Ideas, Inc., BBG New Media, Inc., Daniel McCartney and Joseph Nicholson.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.



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


                                   SIGNATURES

         Pursuant to the Agreements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  THINK NEW IDEAS, INC.
                                  (Registrant)



Date:  November 18, 1997            By:  /s/ Melvin Epstein
                                         ------------------
                                         Melvin Epstein, Chief Financial Officer





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